UBS Investment Bank

Fixed Bid Stratification

eq 0; No 10/20 yrs; ~DEALNAME ss 'MALT04_3,DQ,MASTR'; 15yr Alta 03/15/04; ~CURRPORT in (10285); ORIGT

Pool Summary	COUNT	UPB	%
Conforming	65	$7,424,360.85	10.50%
Non-Conforming	137	63,260,562.45	89.50
Total:	202	$70,684,923.30	100.00%
Adjusted Balance: $70,684,923.30
Data as of Date: 2004-03-01
AVG UPB: $349,925.36
GROSS WAC: 6.1017%
NET WAC: 5.850%
% SF/PUD: 89.96%
% FULL/ALT: 32.10%
% CASHOUT: 42.21%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 68.73%
% FICO > 679: 35.63%
% NO FICO: 1.38%
WA FICO: 655
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 4.05%
CALIFORNIA %: 32.10%
Latest Maturity Date: 20190301
Loans with Prepay Penalties: 4.05%

Product Type	COUNT	UPB	%
15 YR BALLOON	6	$3,931,505.07	5.56%
15 YR FXD	196	66,753,418.23	94.44
Total:	202	$70,684,923.30	100.00%

Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	11	$435,386.06	0.62%
$50,000.01 - $100,000.00	24	1,761,088.01	2.49
$100,000.01 - $150,000.00	14	1,757,640.44	2.49
$150,000.01 - $200,000.00	9	1,526,370.03	2.16
$200,000.01 - $250,000.00	1	208,804.06	0.30
$250,000.01 - $300,000.00	4	1,102,131.33	1.56
$300,000.01 - $350,000.00	34	11,420,829.68	16.16
$350,000.01 - $400,000.00	27	10,133,904.09	14.34
$400,000.01 - $450,000.00	25	10,553,788.72	14.93
$450,000.01 - $500,000.00	24	11,459,235.77	16.21
$500,000.01 - $550,000.00	8	4,129,048.45	5.84
$550,000.01 - $600,000.00	4	2,284,159.37	3.23
$600,000.01 - $650,000.00	6	3,813,009.71	5.39
$700,000.01 - $750,000.00	2	1,460,132.85	2.07
$750,000.01 - $800,000.00	1	765,246.36	1.08
$800,000.01 - $850,000.00	3	2,457,803.72	3.48
$850,000.01 - $900,000.00	1	861,354.96	1.22
$950,000.01 - $1,000,000.00	1	953,520.65	1.35
$1,000,000.01 >=	3	3,601,469.04	5.10
Total:	202	$70,684,923.30	100.00%
Minimum: $18,750.00
Maximum: $1,240,000.00
Average: $354,227.77

Unpaid Balance	COUNT	UPB	%
$0.01 - $50,000.00	11	$435,386.06	0.62%
$50,000.01 - $100,000.00	24	1,761,088.01	2.49
$100,000.01 - $150,000.00	14	1,757,640.44	2.49
$150,000.01 - $200,000.00	9	1,526,370.03	2.16
$200,000.01 - $250,000.00	1	208,804.06	0.30
$250,000.01 - $300,000.00	4	1,102,131.33	1.56
$300,000.01 - $350,000.00	35	11,766,821.52	16.65
$350,000.01 - $400,000.00	29	10,981,220.77	15.54
$400,000.01 - $450,000.00	23	9,802,610.36	13.87
$450,000.01 - $500,000.00	25	12,007,985.20	16.99
$500,000.01 - $550,000.00	6	3,138,168.86	4.44
$550,000.01 - $600,000.00	4	2,284,159.37	3.23
$600,000.01 - $650,000.00	6	3,813,009.71	5.39
$700,000.01 - $750,000.00	2	1,460,132.85	2.07
$750,000.01 - $800,000.00	2	1,561,471.72	2.21
$800,000.01 - $850,000.00	2	1,661,578.36	2.35
$850,000.01 - $900,000.00	1	861,354.96	1.22
$950,000.01 - $1,000,000.00	1	953,520.65	1.35
$1,000,000.01 >=	3	3,601,469.04	5.10
Total:	202	$70,684,923.30	100.00%
Minimum: $18,687.56
Maximum: $1,228,664.99
Average: $349,925.36

Gross Rate	COUNT	UPB	%
4.751% - 5.000%	2	$1,279,533.32	1.81%
5.001% - 5.250%	6	1,443,792.20	2.04
5.251% - 5.500%	15	4,652,419.26	6.58
5.501% - 5.750%	19	3,911,956.33	5.53
5.751% - 6.000%	70	28,028,227.93	39.65
6.001% - 6.250%	41	13,580,945.51	19.21
6.251% - 6.500%	28	9,254,452.05	13.09
6.501% - 6.750%	8	2,429,844.85	3.44
6.751% - 7.000%	7	3,462,390.05	4.90
7.001% - 7.250%	3	1,198,226.67	1.70
7.251% - 7.500%	1	398,504.59	0.56
7.501% - 7.750%	1	396,392.61	0.56
7.751% - 8.000%	1	648,237.93	0.92
Total:	202	$70,684,923.30	100.00%
Minimum: 5.000%
Maximum: 8.000%
Weighted Average: 6.102%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Mar 15, 2004 13:42

UBS Investment Bank

Fixed Bid Stratification

eq 0; No 10/20 yrs; ~DEALNAME ss 'MALT04_3,DQ,MASTR'; 15yr Alta 03/15/04; ~CURRPORT in (10285); ORIGT

Net Rate	COUNT	UPB	%
4.501% - 4.750%	2	$1,279,533.32	1.81%
4.751% - 5.000%	6	1,443,792.20	2.04
5.001% - 5.250%	15	4,652,419.26	6.58
5.251% - 5.500%	19	3,911,956.33	5.53
5.501% - 5.750%	70	28,028,227.93	39.65
5.751% - 6.000%	41	13,580,945.51	19.21
6.001% - 6.250%	29	9,590,863.92	13.57
6.251% - 6.500%	7	2,093,432.98	2.96
6.501% - 6.750%	7	3,462,390.05	4.90
6.751% - 7.000%	3	1,198,226.67	1.70
7.001% - 7.250%	1	398,504.59	0.56
7.251% - 7.500%	1	396,392.61	0.56
7.501% - 7.750%	1	648,237.93	0.92
Total:	202	$70,684,923.30	100.00%
Minimum: 4.750%
Maximum: 7.750%
Weighted Average: 5.850%

Original Term to Maturity	COUNT	UPB	%
121 - 180	202	$70,684,923.30	100.00%
Total:	202	$70,684,923.30	100.00%
Minimum: 180
Maximum: 180
Weighted Average: 180

Remaining Term to Stated Maturity	COUNT	UPB	%
121 – 180	202	$70,684,923.30	100.00%
Total:	202	$70,684,923.30	100.00%
Minimum: 168
Maximum: 180
Weighted Average: 176

Seasoning	COUNT	UPB	%
<= 0	2	$552,000.00	0.78%
1 – 1	16	2,931,572.51	4.15
2 - 2	51	17,418,611.67	24.64
3 - 3	37	11,964,545.07	16.93
4 - 4	40	14,082,092.12	19.92
5 - 5	35	14,599,907.87	20.65
6 - 6	15	6,141,648.81	8.69
7 - 12	6	2,994,545.25	4.24
Total:	202	$70,684,923.30	100.00%
Minimum: 0
Maximum: 12
Weighted Average: 4

FICO Scores	COUNT	UPB	%
0 - 0	3	$978,260.61	1.38%
110 - 119	2	1,364,835.76	1.93
580 - 589	1	83,380.31	0.12
590 - 599	2	973,144.59	1.38
600 - 609	4	1,896,324.09	2.68
610 - 619	4	1,562,082.52	2.21
620 - 629	10	2,266,965.42	3.21
630 - 639	10	2,369,373.64	3.35
640 - 649	24	9,035,629.08	12.78
650 - 659	19	7,637,883.45	10.81
660 - 669	20	5,993,715.73	8.48
670 - 679	36	11,341,690.52	16.05
680 - 689	33	13,122,951.31	18.57
690 - 699	25	10,455,571.84	14.79
700 - 709	9	1,603,114.43	2.27
Total:	202	$70,684,923.30	100.00%
Minimum: 0
Maximum: 700
Weighted Average: 655

Loan To Value Ratio	COUNT	UPB	%
25.001% - 30.000%	1	$386,684.22	0.55%
35.001% - 40.000%	3	738,943.17	1.05
40.001% - 45.000%	8	2,572,264.96	3.64
45.001% - 50.000%	6	2,375,859.80	3.36
50.001% - 55.000%	11	3,898,571.31	5.52
55.001% - 60.000%	14	4,867,896.42	6.89
60.001% - 65.000%	24	8,074,531.02	11.42
65.001% - 70.000%	36	13,589,637.37	19.23
70.001% - 75.000%	35	13,393,685.59	18.95
75.001% - 80.000%	48	17,556,787.27	24.84
80.001% - 85.000%	1	151,719.03	0.21
85.001% - 90.000%	15	3,078,343.14	4.36
Total:	202	$70,684,923.30	100.00%
Minimum: 28.11%
Maximum: 90.00%
Weighted Average: 68.73%

Combined Loan To Value Ratio	COUNT	UPB	%
25.001% - 30.000%	1	$386,684.22	0.55%
35.001% - 40.000%	3	738,943.17	1.05
40.001% - 45.000%	8	2,572,264.96	3.64
45.001% - 50.000%	6	2,375,859.80	3.36
50.001% - 55.000%	11	3,898,571.31	5.52
55.001% - 60.000%	14	4,867,896.42	6.89
60.001% - 65.000%	23	7,622,664.63	10.78
65.001% - 70.000%	33	11,955,981.14	16.91
70.001% - 75.000%	35	13,602,481.05	19.24
75.001% - 80.000%	42	15,127,434.23	21.40
80.001% - 85.000%	1	151,719.03	0.21
85.001% - 90.000%	23	6,500,448.94	9.20
90.001% - 95.000%	2	883,974.40	1.25
Total:	202	$70,684,923.30	100.00%
Minimum: 28.11%
Maximum: 94.94%
Weighted Average: 69.76%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Mar 15, 2004 13:42

UBS Investment Bank

Fixed Bid Stratification

eq 0; No 10/20 yrs; ~DEALNAME ss 'MALT04_3,DQ,MASTR'; 15yr Alta 03/15/04; ~CURRPORT in (10285); ORIGT

DTI	COUNT	UPB	%
<= 0.000%	92	$24,814,571.01	35.11%
6.001% - 11.000%	1	350,182.96	0.50
11.001% - 16.000%	2	910,336.32	1.29
16.001% - 21.000%	4	1,689,890.87	2.39
21.001% - 26.000%	8	2,767,237.29	3.91
26.001% - 31.000%	13	3,962,192.04	5.61
31.001% - 36.000%	20	8,808,686.41	12.46
36.001% - 41.000%	29	12,581,979.05	17.80
41.001% - 46.000%	21	7,848,723.06	11.10
46.001% - 51.000%	7	4,361,358.72	6.17
51.001% - 56.000%	2	1,282,895.57	1.81
56.001% - 61.000%	2	936,360.78	1.32
176.001% - 181.000%	1	370,509.22	0.52
Total:	202	$70,684,923.30	100.00%
Minimum: 0.000%
Maximum: 179.429%
Weighted Average: 37.748%

Geographic Concentration	COUNT	UPB	%
California	53	$22,692,209.37	32.10%
New York	22	9,158,293.90	12.96
Florida	23	6,670,557.80	9.44
New Jersey	16	6,494,520.04	9.19
Illinois	6	2,598,886.52	3.68
Massachusetts	6	2,403,878.17	3.40
Virginia	7	2,158,253.14	3.05
Georgia	6	2,042,311.14	2.89
Texas	12	1,830,395.52	2.59
Arizona	6	1,559,273.97	2.21
Washington	3	1,429,316.62	2.02
Maryland	5	1,419,472.76	2.01
Connecticut	3	1,379,681.83	1.95
Colorado	2	1,177,500.91	1.67
Missouri	4	927,982.70	1.31
North Carolina	2	910,635.88	1.29
Tennessee	2	812,451.83	1.15
Louisiana	2	757,314.29	1.07
New Mexico	2	581,932.75	0.82
Kentucky	2	509,668.04	0.72
District Of Columbia	1	498,386.31	0.71
Oklahoma	3	495,002.86	0.70
Utah	2	452,822.95	0.64
Montana	2	427,895.14	0.61
South Carolina	2	381,754.38	0.54
Pennsylvania	2	373,044.32	0.53
Rhode Island	1	320,768.65	0.45
Kansas	3	121,516.61	0.17
Ohio	1	65,228.21	0.09
West Virginia	1	33,966.69	0.05
Total:	202	$70,684,923.30	100.00%

North-South CA	COUNT	UPB	%
States Not CA	149	$47,992,713.93	67.90%
South CA	46	19,942,514.79	28.21
North CA	7	2,749,694.58	3.89
Total:	202	$70,684,923.30	100.00%

Loan Purpose	COUNT	UPB	%
Cash Out Refi	90	$29,837,540.29	42.21%
Rate & Term Refi	72	26,225,854.12	37.10
Purchase	40	14,621,528.89	20.69
Total:	202	$70,684,923.30	100.00%

Zip Code Concentration	COUNT	UPB	%
91356	4	$1,643,086.36	2.32%
90210	1	1,228,664.99	1.74
33156	1	1,191,726.81	1.69
91010	1	1,181,077.24	1.67
91320	1	953,520.65	1.35
Other	194	64,486,847.25	91.23
Total:	202	$70,684,923.30	100.00%

Document Type	COUNT	UPB	%
Reduced	53	$22,604,743.99	31.98%
Full	68	19,813,684.89	28.03
Stated Income Full Asset	27	9,581,387.76	13.56
No Income Verified	13	7,322,909.70	10.36
No Income No Asset	8	3,139,102.67	4.44
Alternate	7	2,878,219.07	4.07
Stated Doc	8	1,669,957.30	2.36
Streamline	5	1,435,348.26	2.03
No Doc	6	897,663.81	1.27
No Income No Appraisal	2	758,069.05	1.07
No Ratio	2	406,000.00	0.57
Income Only	3	177,836.80	0.25
Total:	202	$70,684,923.30	100.00%

Property Type	COUNT	UPB	%
Single Family	138	$49,157,912.66	69.55%
Pud	33	12,105,514.34	17.13
Condominium	5	2,640,529.64	3.74
Pud Detached	3	2,003,454.14	2.83
Two Family	8	1,720,476.53	2.43
Three Family	3	1,122,970.63	1.59
High Rise Condo (gt 8 floors)	2	738,938.14	1.05
Low Rise Condo (2-4 floors)	6	568,342.15	0.80
Single Family Attached	1	323,529.45	0.46
Four Family	3	303,255.62	0.43
Total:	202	$70,684,923.30	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	145	$60,683,424.29	85.85%
Investor Occupied	53	7,909,132.80	11.19
Second Home	4	2,092,366.21	2.96
Total:	202	$70,684,923.30	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Mar 15, 2004 13:42

UBS Investment Bank

Fixed Bid Stratification

eq 0; No 10/20 yrs; ~DEALNAME ss 'MALT04_3,DQ,MASTR'; 15yr Alta 03/15/04; ~CURRPORT in (10285); ORIGT

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	189	$67,824,828.80	95.95%
12.000	1	1,181,077.24	1.67
36.000	4	590,135.32	0.83
60.000	8	1,088,881.94	1.54
Total:	202	$70,684,923.30	100.00%
wa Term: 1.425

Balloon Flag	COUNT	UPB	%
Balloon Loan	6	$3,931,505.07	5.56%
Not a Balloon Loan	196	66,753,418.23	94.44
Total:	202	$70,684,923.30	100.00%

Silent 2nd	COUNT	UPB	%
N	194	$66,607,793.51	94.23%
Y	8	4,077,129.79	5.77
Total:	202	$70,684,923.30	100.00%

Lien Position	COUNT	UPB	%
1	202	$70,684,923.30	100.00%
Total:	202	$70,684,923.30	100.00%

Mortgage Ins.	COUNT	UPB	%
GEMICO	3	$166,632.38	0.24%
MGIC	1	339,882.12	0.48
PMI Mortgage Insurance	3	631,377.27	0.89
Radian Guaranty	3	828,528.65	1.17
Republic Mortgage Insurance	2	166,981.36	0.24
Triad Guaranty Insurance Co.	1	380,830.75	0.54
United Guaranty	3	715,829.64	1.01
LTV <=80	186	67,454,861.13	95.43
Total:	202	$70,684,923.30	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Mar 15, 2004 13:42